UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22097

Tortoise Gas and Oil Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2009

Item 1. Reports to Stockholders.

Tortoise Gas and Oil Corp.

Yield

Growth

Quality

2009 2nd Quarter Report

May 31, 2009

...Steady Wins®

Company at a Glance

Tortoise Gas and Oil Corp. (“TGO”) invests in publicly-traded master limited partnerships and their affiliates, and privately-held companies. TGO originally intended to focus on the upstream segment and, to a lesser extent, the midstream segment of the energy sector. However, a combination of weak credit markets and dramatic volatility and lower outlook for commodity prices slowed growth of the upstream MLP sector. As a result, TGO has broadened its strategy beyond the upstream MLP sector and increased its focus on the midstream MLPs that operate pipelines. TGO seeks a high level of total return through a combination of capital appreciation and current income.

Our Targeted Portfolio

Midstream investments that:

  transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

  either maintain or grow cash distribution levels.

Upstream investments that:

  produce energy resources, including crude oil, natural gas, and coal from proved reserves.

  have mature, developed, long-lived assets, with multi-year hedging strategies.

  intend to successfully replace depleted reserves to offset natural production declines.

  either maintain or grow cash distribution levels.

A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs

Tortoise Gas and Oil provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.

Additional features of Tortoise Gas and Oil include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf; and

  Access to direct placements and other investments not available through the public markets.

July 13, 2009

DEAR FELLOW STOCKHOLDERS,

During the second quarter, we pursued our plan to merge Tortoise Gas and Oil Corp. (TGO) with an affiliated publicly-traded fund, Tortoise North American Energy Corp. (NYSE: TYN) as announced on Apr. 1, 2009. The funds share similar investment objectives which seek to provide stockholders a high level of total return with an emphasis on current income. We expect to mail definitive materials to TGO and TYN stockholders that will contain information about the proposed transaction once the joint proxy statement/ prospectus on Form N-14 has been declared effective by the SEC. In the meantime, should you need liquidity, the transfer restrictions on your shares of common stock have been removed and you may be eligible to transfer your shares pursuant to Rule 144 under the Securities Act of 1933. Information on how to transfer your shares is available at www.tortoiseadvisors.com.

Master Limited Partnership Investment Overview and Outlook

For the quarter ended May 31, 2009, the MLP market, represented by the Wachovia MLP Index, reflected a total return of 21.2 percent compared to 6.1 percent for the prior quarter ended Feb. 28, 2009. The improved performance was driven primarily by resilient MLP business fundamentals, improved capital market access and growing economic optimism. MLPs continue to provide an attractive yield to investors which has increased due to population growth, expansion projects and acquisitions. We believe these drivers should produce growth rates of 4 to 6 percent over the long-term, though growth will likely fall below these levels until the capital markets fully recover. Despite the potential for continued risk in the economy, we believe MLPs should prove more defensive and offer the security of steady distributions and attractive total return profiles versus other yield investments.

Performance Review

Our total return based on net asset value, including the reinvestment of distributions, was 26.8 percent for the quarter ended May 31, 2009, and 11.0 percent for the six months ended May 31, 2009. The recovery of MLP market values in 2009 has had a positive impact on the fair value of our portfolio holdings and, in turn, our net asset value. Our net asset value increased this quarter to $5.20 per share compared to $4.18 per share at Feb. 28, 2009.

Subsequent Events

On July 1, 2009, the Company entered into an amendment to its credit facility that matures on Oct. 31, 2009. Terms of the amendment provide for a secured revolving credit facility of $10,000,000. TGO currently has $5.7 million outstanding on its credit facility, representing approximately 16 percent of total assets, including our deferred tax asset.

On July 6, 2009, Quest Resource Corporation (NASDAQ: QRCP) (“QRCP”) announced that QRCP, Quest Energy Partners, L.P. (NASDAQ: QELP) (“QELP”) and Quest Midstream Partners, L.P. (“QMLP”) had entered into a definitive merger agreement pursuant to which the three companies would recombine. The recombination would be effected by forming a new, yet to be named, publicly-traded corporation that, through a series of mergers and entity conversions, would wholly-own all three entities. The completion of a recombination is subject to the satisfaction of a number of conditions, including the arrangement of one

2009 2nd Quarter Report       1

or more satisfactory credit facilities for the new entity, the approval of the transaction by the stockholders of QRCP and the unit holders of QELP and QMLP, and consents from each entity’s existing lenders. There can be no assurance that the definitive documentation will be agreed to or that a recombination will occur.

On June 3, 2009, Tortoise Capital Advisors, L.L.C. (Tortoise) the adviser of Tortoise Gas and Oil Corp., announced that senior management of Tortoise entered into an agreement with Mariner Holdings, LLC (Mariner) to purchase all of the ownership interests in Tortoise owned by Kansas City Equity Partners (KCEP) and affiliates of KCEP and Fountain Capital Management. As part of the transaction, Mariner will purchase a majority stake in Tortoise, with the intention to provide growth capital and resources. With the provision of such growth capital and resources, Mariner will provide Tortoise with a complementary strategic partner in the asset management business.

The transaction is expected to close in the third calendar quarter of 2009 and is subject to the receipt of certain approvals and the fulfillment of certain other conditions. A special meeting to vote on the matter has been scheduled for Sept. 11, 2009. Our board has recommended that our stockholders approve the agreement and we encourage you to vote on this proposed agreement.

Conclusion

Our portfolio remains invested primarily in midstream pipeline companies, which we believe are well-positioned to maintain distributions and value in this challenging economic environment. We continue to believe the flow of energy commodities remains critical to the economy and that the long-term prospects for MLP investments are attractive. We appreciate your investment and your continued support.

Thank you,

Ed Russell, President

2       Tortoise Gas and Oil Corp.

Schedule of Investments May 31, 2009
(Unaudited)
	Shares	Fair Value
Limited Partnerships and Related Companies — 113.0%(1)

Crude/Refined Products Pipelines — 41.9%(1)
Buckeye Partners, L.P.	19,900	$855,501
Enbridge Energy Partners, L.P.	49,900	2,013,465
Kinder Morgan Management, LLC	37,500	1,683,375
Magellan Midstream Partners, L.P.	58,285	2,037,061
NuStar Energy L.P.	17,900	967,137
Plains All American Pipeline, L.P.	43,800	1,939,464
Sunoco Logistics Partners L.P.	17,400	912,108
TEPPCO Partners, L.P.	57,000	1,700,310
		12,108,421
Natural Gas/Natural Gas Liquids Pipelines — 21.9%(1)
Boardwalk Pipeline Partners, LP	26,800	553,152
El Paso Pipeline Partners, L.P.	29,700	570,240
Energy Transfer Equity, L.P.	26,965	708,640
Energy Transfer Partners, L.P.	38,700	1,637,397
Enterprise GP Holdings L.P.	10,000	270,700
Enterprise Products Partners L.P.	43,132	1,121,432
ONEOK Partners, L.P.	19,060	922,314
Spectra Energy Partners, LP	7,630	161,832
Williams Pipeline Partners L.P.	20,195	390,773
		6,336,480
Natural Gas Gathering/Processing — 22.2%(1)
Copano Energy, L.L.C.	57,900	915,399
DCP Midstream Partners, LP	10,900	209,716
MarkWest Energy Partners, L.P.	66,300	1,192,737
Quest Midstream Partners, L.P.(2)	465,000	2,790,000
Targa Resources Partners LP	89,900	1,182,185
Western Gas Partners LP	8,000	121,280
		6,411,317
Oil and Gas Exploitation and Production — 23.6%(1)
Encore Energy Partners LP	102,600	1,616,976
EV Energy Partners, L.P.	44,900	953,227
Linn Energy, LLC	106,800	2,109,300
Pioneer Southwest Energy Partners L.P.	84,620	1,551,931
Quest Energy Partners, L.P.	252,832	568,872
		6,800,306

2009 2nd Quarter Report       3

Schedule of Investments (Continued) May 31, 2009
(Unaudited)
	Shares	Fair Value
Propane Distribution — 3.4%(1)
Inergy, L.P.	38,600	$980,440
Total Limited Partnerships and Related Companies
(Cost $37,759,253)		32,636,964

Short-Term Investment — 3.5%(1)
Investment Company — 3.5%(1)
First American Government Obligations Fund — Class Y, 0.01%(3)
(Cost $1,026,454)	1,026,454	1,026,454

Total Investments (Cost $38,785,707) — 116.5%(1)		33,663,418
Other Assets and Liabilities — (16.5%)(1)		(4,774,218)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$28,889,200

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing. Private company; restricted security has been fair valued in accordance with procedures approved by the Board of Directors and has a total fair value of $2,790,000, which represents 9.7% of net assets applicable to common stockholders. See Note 7 to the financial statements for further disclosure.
(3)	Rate indicated is the current yield as of May 31, 2009.

See accompanying Notes to Financial Statements.

4       Tortoise Gas and Oil Corp.

Statement of Assets & Liabilities May 31, 2009
(Unaudited)

Assets
Investments at fair value (cost $38,785,707)	$33,663,418
Dividends receivable	16
Deferred tax asset	1,978,059
Prepaid expenses	3,474
Total assets	35,644,967
Liabilities
Advisory fees payable	50,546
Deferred advisory fees	381,960
Payable for investments purchased	5,204
Distribution payable to common stockholders	555,057
Accrued expenses and other liabilities	113,000
Short-term borrowings	5,650,000
Total liabilities	6,755,767
Net assets applicable to common stockholders	$28,889,200
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and outstanding
(100,000,000 shares authorized)	$5,551
Additional paid-in capital	70,183,476
Accumulated net investment loss, net of income taxes	(1,571,721)
Accumulated realized loss, net of income taxes	(32,537,613)
Net unrealized depreciation of investments, net of income taxes	(7,190,493)
Net assets applicable to common stockholders	$28,889,200
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$5.20

See accompanying Notes to Financial Statements.

2009 2nd Quarter Report       5

Statement of Operations Period from December 1, 2008 through May 31, 2009
(Unaudited)

Investment Income
Distributions from investments	$1,556,092
Less return of capital on distributions	(924,747)
Net distributions from investments	631,345
Dividends from money market mutual funds	1,838
Total Investment Income	633,183
Operating Expenses
Advisory fees (including deferred advisory fees)	177,918
Professional fees	156,744
Directors’ fees	29,989
Administrator fees	24,584
Reports to stockholders	14,762
Fund accounting fees	13,459
Registration fees	10,202
Stock transfer agent fees	5,927
Custodian fees and expenses	4,778
Other expenses	12,900
Total Operating Expenses	451,263
Interest expense	123,198
Total Expenses	574,461
Net Investment Income before Income Taxes	58,722
Deferred tax expense	(10,116)
Net Investment Income	48,606
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(22,311,390)
Deferred tax benefit	3,843,775
Net realized loss on investments	(18,467,615)
Net unrealized appreciation of investments, before income taxes	25,963,874
Deferred tax expense	(4,473,020)
Net unrealized appreciation of investments	21,490,854
Net Realized and Unrealized Gain on Investments	3,023,239
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$3,071,845

See accompanying Notes to Financial Statements.

6       Tortoise Gas and Oil Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2008
	through	Year Ended
	May 31, 2009	November 30, 2008
	(Unaudited)
Operations
Net investment income (loss)	$48,606	$(1,620,327)
Net realized loss on investments	(18,467,615)	(14,069,998)
Net unrealized appreciation (depreciation) of investments	21,490,854	(25,509,990)
Net increase (decrease) in net assets applicable to
common stockholders resulting from operations	3,071,845	(41,200,315)
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(1,887,194)	(4,232,311)
Total distributions to common stockholders	(1,887,194)	(4,232,311)
Total increase (decrease) in net assets applicable
to common stockholders	1,184,651	(45,432,626)
Net Assets
Beginning of period	27,704,549	73,137,175
End of period	$28,889,200	$27,704,549
Accumulated net investment loss, net of income taxes,
at the end of period	$(1,571,721)	$(1,620,327)

See accompanying Notes to Financial Statements.

2009 2nd Quarter Report       7

Statement of Cash Flows Period from December 1, 2008 through May 31, 2009
(Unaudited)

Cash Flows From Operating Activities
Distributions received from investments	$1,556,092
Dividend income received	2,369
Purchases of long-term investments	(19,060,270)
Proceeds from sales of long-term investments	25,167,223
Purchases of short-term investments, net	(196,158)
Interest expense paid	(136,560)
Operating expenses paid	(450,559)
Net cash provided by operating activities	6,882,137
Cash Flows From Financing Activities
Repayments on revolving line of credit	(5,550,000)
Distributions paid to common stockholders	(1,332,137)
Net cash used in financing activities	(6,882,137)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$3,071,845
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(19,065,474)
Return of capital on distributions received	924,747
Proceeds from sales of long-term investments	23,529,706
Purchases of short-term investments, net	(196,158)
Deferred tax expense	639,361
Net unrealized appreciation of investments	(25,963,874)
Net realized loss on investments	22,311,390
Changes in operating assets and liabilities:
Decrease in dividend receivable	532
Decrease in prepaid expenses	41,143
Decrease in receivable for investments sold	1,637,517
Decrease in advisory fees payable	(37,384)
Increase in deferred advisory fees	25,132
Increase in payable for investments purchased	5,204
Decrease in accrued expenses and other liabilities	(41,550)
Total adjustments	3,810,292
Net cash provided by operating activities	$6,882,137

See accompanying Notes to Financial Statements.

8       Tortoise Gas and Oil Corp.

Financial Highlights

	Period from		Period from
	December 1, 2008		July 19, 2007(1)
	through	Year Ended	through
	May 31, 2009	November 30, 2008	November 30, 2007
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$4.99	$13.18	$—
Initial private offering price	—	—	15.00
Underwriting discounts and offering costs
on initial private offering	—	—	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)(3)	0.01	(0.29)	0.03
Net realized and unrealized gain (loss)
on investments(3)	0.54	(7.14)	(0.57)
Total increase (decrease) from investment
operations	0.55	(7.43)	(0.54)
Less Distributions to Common Stockholders:
Net investment income	—	—	(0.03)
Return of capital	(0.34)	(0.76)	(0.19)
Total distributions to common
stockholders	(0.34)	(0.76)	(0.22)
Net Asset Value, end of period	$5.20	$4.99	$13.18
Total Investment Return(4)	11.02%	(56.35)%	(10.67)%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the periods ended November 30, 2008 and 2007 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2D to the financial statements for further disclosure.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial private offering price or net asset value per share at the beginning of the period and a sale at net asset value per share at the end of period. The calculation also includes distributions to common stockholders.

2009 2nd Quarter Report       9

Financial Highlights (Continued)

	Period from		Period from
	December 1, 2008		July 19, 2007(1)
	through	Year Ended	through
	May 31, 2009	November 30, 2008	November 30, 2007
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$28,889	$27,705	$73,137
Ratio of expenses (including current and deferred
income tax (expense) benefit and deferred
advisory fees) to average net assets(5)(6)(7)	9.72%	3.20%	(4.14)%
Ratio of expenses (excluding current and deferred
income tax (expense) benefit to average
net assets(5)(7)(8)	4.60%	4.40%	2.28%
Ratio of expenses (excluding current and deferred
income tax (expense) benefit and deferred
advisory fees) to average net (10)	4.40%	3.89%	2.15%
Ratio of net investment income (including
current and deferred income tax (expense)
benefit and deferred advisory fees) to
average net assets(5)(6)(7)	(4.65)%	(1.44)%	7.44%
Ratio of net investment income (excluding
current and deferred income tax (expense)
benefit) to average net assets(5)(7)(8)	0.47%	(2.64)%	1.02%
Ratio of net investment income (excluding
current and deferred income tax (expense)
benefit and deferred advisory fees) to
average net (10)	0.67%	(2.13)%	1.15%
Portfolio turnover rate(5)	123.09%	28.19%	0.00%
Short-term borrowings, end of period (000’s)	$5,650	$11,200	$19,200
Asset coverage, per $1,000 of principal
amount of short-term borrowings(10)	$6,113	$3,474	$4,809
Asset coverage ratio of short-term borrowings(10)	611%	347%	481%

(5)	Annualized for periods less than one full year.
(6)	For the period ended May 31, 2009, the Company accrued $639,361 in net deferred tax expense. For the year ended November 30, 2008, the Company accrued $11,249 in current tax benefit and $744,879 in deferred tax benefit. For the period from July 19, 2007 through November 30, 2007, the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.
(7)	The Company accrued $25,132, $319,849 and $36,979 in deferred advisory fees for the period ended May 31, 2009, the year ended November 30, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.
(8)	The ratio excludes the impact of current and deferred income tax (expense) benefit.
(9)	The ratio excludes the impact of deferred advisory fees.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.

See accompanying Notes to Financial Statements.

10       Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited) May 31, 2009

1. Organization

Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating in the midstream and upstream segments of the energy sector. The Company commenced operations on July 19, 2007.

On April 1, 2009, the Boards of Directors of the Company and Tortoise North American Energy Corp (“TYN”) each approved a reorganization in which TGO will be reorganized into TYN. As part of the reorganization, the Company’s common stockholders will be issued common stock of TYN and TYN would acquire substantially all of the assets and liabilities of the Company. It is currently expected that the reorganization will take place during the third calendar quarter of 2009, subject to obtaining the Company and TYN stockholder votes and compliance with all regulatory requirements and satisfaction of customary closing conditions.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company determines fair value in accordance with Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs.

Consistent with SFAS 157, the Company determines fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Also, in accordance with SFAS 157, the Company has determined the principal market, or the market in which the Company exits its private portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including

2009 2nd Quarter Report       11

Notes to Financial Statements (Unaudited) (Continued)

market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are freely tradable and listed on a securities exchange or over-the-counter market, the Company fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments:

  The quarterly valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;

  The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;

  An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors. For the period ended May 31, 2009, the independent valuation firm performed limited procedures on one portfolio company comprising 100.0 percent of the total restricted investments at fair value as of May 31, 2009. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable; and

  The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.

12       Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited) (Continued)

C. Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on actual allocations available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2007 through November 30, 2008, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 16 percent of total distributions as investment income and approximately 84 percent as return of capital.

Subsequent to November 30, 2008, the Company reallocated the amount of investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reallocation amounted to an increase in pre-tax net investment income of approximately $347,000 or $0.063 per share ($219,000 or $0.039 per share, net of deferred tax expense); a decrease in unrealized appreciation of investments of approximately $325,000 or $0.059 per share ($205,000 or $0.037 per share, net of deferred tax benefit) and a decrease in realized gains of approximately $22,000 or $0.004 per share ($14,000 or $0.002 per share, net of deferred tax benefit) for the period from December 1, 2008 through May 31, 2009.

Subsequent to the period ended February 28, 2009, the Company reallocated the amount of investment income and return of capital reported in the current fiscal year based on its revised 2009 estimates. This reallocation amounted to a decrease in pre-tax net investment income of approximately $5,000 or $0.001 per share ($3,000 or $0.001 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $654,000 or $0.118 per share ($411,000 or $0.074 per share, net of deferred tax expense) and a decrease in realized gains of approximately $649,000 or $0.117 per share ($408,000 or $0.073 per share, net of deferred tax benefit).

E. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008 and the period ended May 31, 2009, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2008, the Company’s distributions to common

2009 2nd Quarter Report       13

Notes to Financial Statements (Unaudited) (Continued)

stockholders for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

F. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

G. Organization Expenses and Offering Costs

The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

On April 9, 2009, the FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP 157-4 is not expected to have a significant impact on the Company’s financial statements.

14       Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
(Continued)

3. Concentration of Risk

The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company invests at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the midstream and upstream segments of the energy sector. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.

Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding and excluding any net deferred tax asset) minus the sum of accrued liabilities (other than net deferred tax liability, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).

Non-Exchange Tradable Investments are those investments, held during any portion of the period:

(a)	that are not listed on an established stock exchange or an electronic equities securities market; or

(b)	as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or

(c)

that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.

The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the fair value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).

The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without

2009 2nd Quarter Report      15

Notes to Financial Statements (Unaudited)
(Continued)

regard to the limitation on payment. As of May 31, 2009, no payments of such amounts have been deferred pursuant to this provision.

In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1.00 percent). Any amounts that exceed the annualized advisory fee of 1.00 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of May 31, 2009, payment of $381,960 has been deferred pursuant to this provision.

The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2009, are as follows:

Deferred tax assets:
Net unrealized loss on investments	$1,900,369
Organization costs	20,406
Capital loss	12,995,121
Net operating loss	2,178,139
Subtotal	17,094,035
Valuation Allowance	(14,039,114)
3,054,921
Deferred tax liability:
Basis reduction of investments	1,076,862
Total net deferred tax asset	$1,978,059

16      Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
(Continued)

At May 31, 2009, the Company has recorded a valuation allowance in the amount of $14,039,114 for a portion of its deferred tax assets that it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to such estimates will be made in the period such determination is made.

Management determined that no reserve for unrecognized tax benefits is necessary, when temporary differences represent net future deductible amounts rather than net future taxable amounts. The Company does not expect any change in such amount of unrecognized tax benefits over the next twelve months subsequent to November 30, 2008. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at May 31, 2009. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized loss and unrealized gains on investments before taxes for the period ended May 31, 2009, as follows:

Application of statutory income tax rate	$1,261,811
State income tax benefit, net of federal tax effect	115,047
Change in valuation allowance	(737,497)
Total income tax expense	$639,361

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2008 to May 31, 2009, the components of income tax expense include deferred federal and state expense (net of federal benefit) of $585,937 and $53,424, respectively. The deferred income tax expense of $639,361 for the period ended May 31, 2009 is net of the decrease in valuation allowance of $737,497.

As of November 30, 2008, the Company had a net operating loss for federal income tax purposes of approximately $5 million. The net operating loss may be carried forward for 20 years and if not utilized expires in the year ending November 30, 2028. As of November 30, 2008, the Company had a capital loss carryforward of approximately $12,000,000, which may be carried back to the tax year ended November 30, 2007 and forward for 5 years and if not utilized expires in the year ending November 30, 2013. The amount of deferred tax asset for these items at May 31, 2009 includes amounts for the period from December 1, 2008 through May 31, 2009. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

As of May 31, 2009, the aggregate cost of securities for federal income tax purposes was $35,883,113. At May 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $5,070,411, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $7,290,106 and the net unrealized depreciation was $2,219,695.

2009 2nd Quarter Report      17

Notes to Financial Statements (Unaudited)
(Continued)

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical investments

Level 2	—	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3	—	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of May 31, 2009. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	May 31, 2009	(Level 1)	(Level 2)	(Level 3)
Investments	$33,663,418	$30,873,418	$ —	$2,790,000

Fair Value Measurements Using
Significant Unobservable Inputs
(Level 3) for Investments
For the six months ended
May 31, 2009
Fair value beginning balance	$9,646,250
Total realized and unrealized gains (losses) included in net increase
in net assets applicable to common stockholders	(2,911,250)
Net purchases, issuances and settlements	(3,945,000)
Return of capital adjustments impacting cost basis of security	—
Fair value ending balance	$2,790,000
Total amount of total losses for the period included in net increase in net assets applicable to common stockholders attributable to the change in unrealized gains (losses) relating to assets still held
at the reporting date	$(2,906,250)

18      Tortoise Gas and Oil Corp.

Notes to Financial Statements (Unaudited)
(Continued)

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at February 28, 2009.

						Fair Value as
		Number of	Acquisition	Acquisition	Fair Value	Percent of
Investment Security		Units	Date	Cost	Per Unit	Net Assets
Quest Midstream
Partners, L.P.	Common Units	465,000	11/01/07	$9,300,000	$6.00	9.7%

8. Investment Transactions

For the period ended May 31, 2009, the Company purchased securities (at cost) and sold securities (proceeds received) in the amount of $19,065,474 and $23,529,706 (excluding short-term securities), respectively.

9. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at May 31, 2009 and November 30, 2008.

10. Credit Facility

The Company has a $25,000,000 secured committed credit facility maturing October 31, 2009, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.70 percent with a non-usage fee equal to an annual rate of 0.25 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of the outstanding balance until the coverage requirement has been met.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended was approximately $6,800,000 and 2.27 percent, respectively. At May 31, 2009, the principal balance outstanding was $5,650,000 at an interest rate of 2.08 percent.

11. Subsequent Events

On June 1, 2009, the Company paid a distribution in the amount of $0.10 per common share, for a total of $555,057.

On July 1, 2009, the Company entered into an amendment to its credit facility which reduces the borrowing capacity of its secured revolving credit facility to $10,000,000.

2009 2nd Quarter Report      19

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2009, the aggregate compensation paid by the Company to the independent directors was $32,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certification

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20      Tortoise Gas and Oil Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Gas and Oil Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

Administrator
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER AGENT/DIVIDEND
DISBURSING AGENT
Computershare Trust Company, N.A./
Computershare Inc.
c/o Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Other Tortoise Capital Advisors’ Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$834
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$485
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North	TYN	U.S. Energy Infrastructure	Retirement Accounts	$91
American Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy	Retirement Accounts	$101
Resources Corp.	Dec. 2005	Infrastructure Companies	Pension Plans	(as of 5/31/09)
	(Feb. 2007 – IPO)	Private and Micro Cap Public	Taxable Accounts

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
12/1/08-12/31/08
Month #2	0	0	0	0
1/1/09-1/31/09
Month #3	0	0	0	0
2/1/09-2/28/09
Month #4	0	0	0	0
3/1/09-3/31/09
Month #5	0	0	0	0
4/1/09-4/30/09
Month #6	0	0	0	0
5/1/09-5/31/09
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Gas and Oil Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date: July 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date: July 16, 2009

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date: July 16, 2009